EXHIBIT 32.1
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                        CHANGE TECHNOLOGY PARTNERS, INC.

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                                   PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Change Technology Partners, Inc. (the "Company") on Form 10-Q for the fiscal quarter ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Gleason, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Michael Gleason
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Michael Gleason
Chief Executive Officer
November 14, 2003